Impairment	9 Months Ended
Sep. 30, 2023
Impairment [Abstract]
Impairment	Impairment
The Company assesses at the end of each reporting period whether there are any indicators, from external and internal sources of information, that an asset or cash-generating unit (“CGU”) may be impaired requiring an adjustment to the carrying value. The Company considers its integrated Spoke & Hub network to be one CGU. The recoverable amount of the CGU is based on the future cash flows expected to be derived from the Company's Spoke and Hub network and represents the CGU’s fair value less costs of disposal ("FVLCD").

The Company has decided to pause construction work on the Rochester Hub project, pending completion of a comprehensive review of the go-forward strategy for the project. The pause was due to recent escalating costs. In addition, the Company experienced continued delays in planned project financing and challenges in closing its building leasing arrangements in connection with the project, due to complexities in bringing both arrangements together. Accordingly, the Company expects the aggregate cost for the current scope of the project to substantially exceed its previously disclosed guidance.

In light of the expected changes in the construction cost for the Rochester Hub, an impairment assessment was performed on the carrying value of the Company’s assets in accordance with IFRS as at September 30, 2023 and the Company recognized an impairment charge in the amount of $96.5 million to reduce the assets to their recoverable amount of $449.0 million. The Company used a FVLCD model (Level 3 measurement). The impairment charge was recognized on the following plant and equipment asset classes: assets under construction, plant equipment and other, and leasehold improvements.

Key assumptions used in the calculation of recoverable amount include a discount rate of 19% as determined by the weighted average cost of capital, and management's estimate of future capital costs and operational results.

The Company has performed a sensitivity analysis to identify the impact of changes in the discount rate which is a key assumption that impacts the recoverable amount calculations. The Company assumed a 1% increase in the discount rate while holding all other assumptions constant, which would reduce the recoverable amount by approximately $113.0 million (a 1% decrease in the discount rate would increase the recoverable amount by approximately $131.0 million). The Company has also performed a sensitivity analysis to identify the impact of changes in the future capital costs which is a key assumption that impacts the recoverable amount calculations. The Company assumed a $50.0 million increase in future capital costs while holding all other assumptions constant, which would reduce the recoverable amount by approximately $41.0 million (a $50.0 million decrease in future capital costs would increase the recoverable amount by approximately $41.0 million).